Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Woodson Hobbs, President and Chief Executive Officer of Pumatech, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Quarterly Report on Form 10-Q of the Company for the quarter ended April 30, 2003, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 13, 2003

/s/ WOODSON HOBBS
Woodson Hobbs
President and Chief Executive Officer

*	A signed original of this written statement required by Section 906 has been provided to and will be retained by Pumatech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.